Intangible Assets, Net (Tables)	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of Intangible assets, net
	As of December 31,
	2021	2022
	USD	USD
Software	$347,484	$457,640
Total cost	$347,484	$457,640
Less: Accumulated amortization	(316,937)	(368,165)
Intangible assets, net	$30,547	$89,475